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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MAY 14, 1996
                                                 -------------------------------


                                  POLYCOM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         Delaware                  0-27978                   94-3128324
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(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)             File Number)             Identification No.)

2584 Junction Avenue, San Jose, California                      95134
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(Address of principal executive offices)                      (Zip Code)


Company's telephone number, including area code:   (408) 526-9000
                                                --------------------------------



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         (Former name or former address, if changed since last report.)
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ITEM 5.           OTHER EVENTS.

                  On May 14, 1996, the U.S. District Court, Northern District of California, issued an order denying Polycom's motion for a preliminary injunction against U.S. Robotics. However, Polycom's litigation against U.S. Robotics for alleged infringement of the Company's design patent for the SoundStation design as well as infringement of the Company's tradedress, dilution, unfair competition and violation of the Lanham Act continues.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POLYCOM, INC.


Dated:  May 28, 1996                            By:  /s/ Michael R. Kourey
                                                     ----------------------
                                                     Michael R. Kourey
                                                     Chief Financial Officer



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